UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Vitesse Energy, Inc. (“Vitesse”), a subsidiary of Jefferies Financial Group Inc. (“Jefferies”), previously filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form 10 (File No. 001-41546) (as amended, the “Registration Statement”), relating to the distribution (the “Distribution”) by Jefferies of all of the outstanding shares of Vitesse common stock held by Jefferies to Jefferies’ shareholders as of the close of business on December 27, 2022 (the “Record Date”). The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding Vitesse’s business and management. On January 6, 2023, the Commission declared the Registration Statement effective.

The final information statement related to the Distribution is attached hereto as Exhibit 99.1 and is being mailed to Jefferies shareholders as of the Record Date.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit Number	Description

99.1	Information Statement of Vitesse Energy, Inc., dated January 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2023	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel